Exhibit 32.2



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the annual report of General Steel Holdings, Inc.. (the "Company") on Form 10-KSB/A for the period ended December 31, 2004 as filed with the Commission on April 11, 2005 (the "Report"), I, John Chen, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                                      By: /s/  John Chen
                                                         -----------------------
                                                         John Chen
                                                         Chief Financial Officer



DATED: April 11, 2005